                                                     Semi-Annual Report
                                                     [MUNDER @VANTAGE FUND LOGO]

                                                               DECEMBER 31, 2001

                                             "While sector funds can play an
                                             important role in a well-balanced
                                             portfolio, they tend to be more
                                             volatile than funds aimed at the
                                             broader stock market. For that
                                             reason, sector funds, including the
                                             Munder @Vantage Fund, are most
                                             appropriate for investors with a
                                             longer- term time horizon."

THE @VANTAGE FUND LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

       As you know, the Munder @Vantage Fund is a closed-end interval fund, designed for investors with a long-term focus who wish to invest in the technology sector of the stock market. The Fund invests in technology-related companies of all sizes and at all stages of development, including start-up companies. It therefore holds both publicly traded equities and private equity investments.

       Technology stocks continued to display greater volatility than the stock market as a whole in the last half of 2001. A third-quarter return of -34.05% for the technology sector of the S&P 500 Index was followed by a strong fourth-quarter rebound of 38.25%. For the six-month period ending December 31, the technology sector stocks in the S&P 500 universe had a -8.82% return. Only the utilities sector had a lower return. Because the @Vantage Fund holds private equity investments, its performance tends to be more volatile than the technology sector in general. The Fund's return therefore was more volatile during the period than the overall technology sector. Its return of -47.23% for the third quarter and rebound of 48.40% for the fourth quarter resulted in a -21.69% return for the six-month period ending December 31.

       The third quarter was an extremely challenging one for technology stocks, reflecting the recession in technology-related spending. Even in that environment, however, several technology bellwether stocks were exhibiting some improvement in fundamentals. While fundamentals were still weak, the trend appeared to be moving in the right direction. In the aftermath of September 11, investors increased their focus on defensive stocks, and most technology-related securities generated negative absolute performance for the quarter. During the fourth quarter, however, investors began to look past current economic weakness toward a 2002 rebound. The more cyclical sectors, including technology, rebounded significantly from weak third quarter performance.

       While sector funds can play an important role in a well-balanced portfolio, they tend to be more volatile than funds aimed at the broader stock market. For that reason, sector funds, including the Munder @Vantage Fund, are most appropriate for investors with a longer-term time horizon. In addition, the percentage of an investor's total assets committed to a sector fund should reflect the risk and return levels appropriate for that investor. This is especially true for the Munder @Vantage Fund, given its limited liquidity.

       On the following pages, you will find information and commentary on the relative and absolute performance of the @Vantage Fund for the six months ended December 31, 2001. If you have any questions about the @Vantage Fund, please contact your financial advisor. You can also contact us through our website at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, President
       The Munder Funds

Table of
        Contents

--------------------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                III         Munder @Vantage Fund

                 PORTFOLIO OF INVESTMENTS --
                                1           Munder @Vantage Fund
                                4           FINANCIAL STATEMENTS
                                7           FINANCIAL HIGHLIGHTS
                                8           NOTES TO FINANCIAL STATEMENTS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

Management's Discussion of
        Fund Performance

--------------------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
   The economic disruptions that resulted from September 11 removed any doubts that the economy would fall into a recession. In fact, the National Bureau of Economic Research (NBER) announced in December that a recession had begun in March 2001. By the time the NBER had pronounced that the economy was officially in a recession, however, investors were already anticipating an economic rebound in 2002. Reasons for this optimism included the increased liquidity provided by the Federal Reserve throughout 2001 and the increased fiscal stimulus given the sizeable spending bills that Congress passed in the wake of September 11.

   The National Association of Purchasing Management recently changed its name to the Institute for Supply Management (ISM), but its widely followed indices remain unchanged. Since its plunge to 39.8 in October, the ISM Index for manufacturing activity rebounded to 47.0 in November and stood at 48.2 in December. Both the production and new orders components rose above 50 in December, indicating expansion in these key categories. Historically, any reading over 42.7 tends to point to an expansion of the overall economy. The ISM's index for non-manufacturing activity stood at 54.2 in December, well into the range indicating expansion.

   The University of Michigan's index of consumer sentiment, which plunged from
91.5 in August to 81.8 in the aftermath of September 11, had moved back up to
88.8 by December. The Conference Board's consumer confidence index surged more dramatically, rising from 84.9 in November to 93.7 in December.

THE STOCK MARKET
   The six-month period ending December 31, 2001 encompasses two vastly different quarters in terms of investment performance. The S&P 500 Index fell by -14.67% in the third quarter and rose by 10.69% in the fourth quarter. During the third quarter, the defensive sectors of the S&P 500, such as healthcare and consumer staples, had positive returns while economically sensitive sectors, such as technology and consumer discretionary, had double-digit negative returns. In the fourth quarter, the technology and consumer discretionary sectors of the S&P 500 Index were the top performers. For the six-month period as a whole, the S&P 500 Index fell by -5.56%. Small-capitalization stocks outperformed larger-cap stocks for that six-month period. In addition, value stocks, viewed as relatively defensive, outperformed growth stocks. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. Growth stocks are those selected largely because of anticipated growth in earnings.

   [THE FUND'S RETURN DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON REDEMPTION OF FUND SHARES. PLEASE NOTE THAT IN SOME OF THE FOLLOWING COMMENTARY, THE MUNDER @VANTAGE FUND IS COMPARED TO VARIOUS STOCK MARKET INDICES. IT IS IMPORTANT TO REMEMBER THAT THE RETURNS FOR THE FUND ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES. SINCE THE MARKET INDICES ARE NOT ACTUAL FUNDS, THERE ARE NO EXPENSES NETTED AGAINST THEIR RETURNS. PLEASE NOTE THAT YOU CANNOT INVEST DIRECTLY IN AN INDEX.]

--------------------------------------------------------------------------------

MUNDER @VANTAGE FUND

FUND MANAGER: THE MUNDER @VANTAGE TEAM
   The Fund generated a return of -21.69% for the six-month period ending December 31, 2001, compared to the -29.32% return for the Morgan Stanley Internet Index and the -22.77% return for the Inter@ctive Week Internet Index. The Fund is a closed-end Fund with limited liquidity and is not currently open to new investors.

   The Fund shared in the decline of technology and Internet-related stocks during the six-month period ending December 31, 2001 but generated performance that was better than or in line with various benchmarks for Internet stocks. During the third quarter, the Fund benefited from its relatively large cash positions, held in anticipation of attractive opportunities for private equity investments. The overall performance of the Fund, like that of other Internet-related funds, was hurt by the fact that smaller-cap, earlier-stage and Internet-related companies emphasized in the @Vantage Fund were among the weakest sub-sectors of the technology sector of the stock market during the quarter.

   The Fund rebounded with a return of 48.40% for the fourth quarter, relative to the 42.62% return for the Inter@ctive Week Internet Index. In the portion of the Fund invested in public companies, Internet stocks recovered some ground lost during the third quarter. Yahoo and Overture were among the pure play holdings that did well. Weaker performers among the Fund's publicly traded holdings included Digex and Homestore.com. Homestore.com, an Internet provider of real estate-related information, products and services, was hurt by accounting issues, as well as by concerns about internal growth. Digex, an operator of web-hosting services for businesses, was stung by the decline in the Internet economy.

   One of the Fund's private company investments provided welcome news during the fourth quarter, announcing a merger agreement with a market-leading public company. The Fund expects to receive cash for its shares early in 2002. During the fourth quarter, we added Alacritech to the Fund's private company holdings based on our belief that the environment favored a return to investing in high quality, later-stage private companies.

   Also in the fourth quarter, the Fund participated in two initial public offerings (IPOs), LogicVision and Nassda. Both companies compete in the design automation software industry; and both stocks performed well.

                    [THIS PAGE IS INTENTIONALLY LEFT BLANK]

               Munder @Vantage Fund
                      Portfolio of Investments, December 31, 2001 (Unaudited)
               -----------------------------------------------------------------

        SHARES                                                                                              VALUE
--------------------------------------------------------------------------------------------------------------------
COMMON STOCKS -- 77.2%
                     COMMERCIAL SERVICES & SUPPLIES -- 0.5%
          20,000     DiamondCluster International, Inc. +                                          $         262,000
                                                                                                   -----------------

                     COMMUNICATION EQUIPMENT -- 12.8%
          21,700     Brocade Communications Systems, Inc. +                                                  718,704
          92,400     Cisco Systems, Inc. +                                                                 1,673,364
          43,004     Gilat Satellite Networks Ltd. +                                                         235,662
         109,200     MRV Communications, Inc. +                                                              463,008
         130,300     Multilink Technology Corporation +                                                      844,344
          80,050     REMEC, Inc. +                                                                           799,699
         300,000     Telesoft Corporation +,**                                                               236,237
          47,500     UTStarcom, Inc. +                                                                     1,353,750
                                                                                                   -----------------
                                                                                                           6,324,768
                                                                                                   -----------------
                     DIVERSIFIED TELECOMMUNICATION SERVICES -- 2.0%
         330,000     Equinix, Inc. +                                                                         957,000
                                                                                                   -----------------

                     INTERNET SOFTWARE & SERVICES -- 41.8%
         444,444     Alacritech Information +,**                                                           1,000,000
         562,500     CenterPoint Ventures III **                                                             508,771
          49,300     Check Point Software Technologies Ltd. +                                              1,966,577
         153,800     CNET Networks, Inc. +                                                                 1,379,586
          50,000     Digex, Inc. +                                                                           149,500
         463,678     Dot TV +,**                                                                           2,698,606
         236,200     DoubleClick, Inc. +                                                                   2,678,508
           9,200     eBay, Inc. +                                                                            615,480
           1,000     Expedia, Inc., Class A +                                                                 40,610
          73,800     HomeStore.com,  Inc. +                                                                  166,050
         296,200     InfoSpace, Inc. +                                                                       607,210
         298,400     Multex.com, Inc. +                                                                    1,342,800
          40,600     Overture Services, Inc. +                                                             1,438,458
           8,500     Register.com, Inc. +                                                                     97,750
         221,893     See Commerce +,++,**                                                                    250,739
         182,300     SportsLine USA, Inc. +                                                                  532,316
          33,000     Travelocity.com, Inc. +                                                                 947,430
          12,300     VeriSign, Inc. +                                                                        467,892
         268,500     Vicinity Corporation +                                                                  485,985
           8,800     WebEx Communications, Inc. +                                                            218,680
          70,000     webMethods, Inc. +                                                                    1,173,200
         104,100     Yahoo!, Inc. +                                                                        1,846,734
                                                                                                   -----------------
                                                                                                          20,612,882
                                                                                                   -----------------

                     IT CONSULTING & SERVICES -- 0.1%
           4,500     The TriZetto Group, Inc. +                                                               59,040
                                                                                                   -----------------

                       See Notes to Financial Statements

               Munder @Vantage Fund
                      Portfolio of Investments, December 31, 2001 (Unaudited)
                                    (Continued)
               -----------------------------------------------------------------

        SHARES                                                                                              VALUE
-----------------------------------------------------------------------------------------------------------------------

                     MEDIA -- 3.8%
          36,600     AOL Time Warner, Inc. +                                                           $      1,174,860
          50,190     Cross Media Marketing Corporation +                                                        451,710
           5,400     TMP Worldwide, Inc. +                                                                      231,660
                                                                                                       ----------------
                                                                                                              1,858,230
                                                                                                       ----------------

                     SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 3.9%
           7,300     Broadcom Corporation, Class A +                                                            298,351
         125,000     LogicVision, Inc. +                                                                      1,593,750
                                                                                                       ----------------
                                                                                                              1,892,101
                                                                                                       ----------------

                     SOFTWARE -- 12.3%
          50,400     Bea Systems, Inc. +                                                                        776,160
         159,000     Inktomi Corporation +                                                                    1,066,890
          35,500     Internet Security Systems, Inc. +                                                        1,138,130
          10,000     Nassda Corporation +                                                                       224,900
          23,700     Precise Software Solutions Ltd. +                                                          489,642
           6,100     Ulticom, Inc. +                                                                             61,366
          51,100     VERITAS Software Corporation +                                                           2,290,814
                                                                                                       ----------------
                                                                                                              6,047,902
                                                                                                       ----------------

TOTAL COMMON STOCKS
   (Cost  $62,644,184)                                                                                       38,013,923
                                                                                                       ----------------

LIMITED PARTNERSHIPS -- 2.7%
         450,000     Nea X Ltd. +,**                                                                            395,799
       1,000,000     Tech Farm Ventures +,**                                                                    805,532
         200,000     Trident Capital Finance, Inc. +,**                                                         126,741
                                                                                                       ----------------

TOTAL LIMITED PARTNERSHIPS
   (Cost  $1,630,998)                                                                                         1,328,072
                                                                                                       ----------------

INVESTMENT COMPANY SECURITIES -- 0.3%
   (Cost  $108,189)
           3,700     Nasdaq-100 Shares +                                                                        143,967


                                                                                                       ----------------

PRINCIPAL
AMOUNT
---------------

REPURCHASE AGREEMENT -- 21.1%
   (Cost  $10,416,000)
$     10,416,000     Agreement with State Street Bank and Trust Company, 1.550%
                     dated 12/31/2001, to be repurchased at $10,416,897 on
                     01/02/2002, collateralized by $10,630,000 U.S. Treasury
                     Bill, 1.620% maturing 01/03/2002 (value $10,628,569)                                    10,416,000
                                                                                                       ----------------




                       See Notes to Financial Statements

               Munder @Vantage Fund
                      Portfolio of Investments, December 31, 2001 (Unaudited)
                                    (Continued)
              ------------------------------------------------------------------

                                                                                                            VALUE
-----------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS
   (Cost  $74,799,371*)                                                                   101.3%       $     49,901,962
OTHER ASSETS AND
LIABILITIES (NET)                                                                          (1.3)               (635,042)
                                                                                ---------------      ------------------

NET ASSETS                                                                                100.0%       $     49,266,920
                                                                                ===============        ================



---------------------
*    Aggregate cost for Federal tax purposes is $74,839,226.
** Restricted security, which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2001, these securities represent 12.2% of net assets.


                         Security              Acquisition Date   Acquisition Cost
                         --------              ----------------   ----------------

              Alacritech Information              12/13/2001           $1,000,000
              CenterPoint Ventures III            03/07/2001              187,500
                                                  07/20/2001              187,000
                                                  10/15/2001              187,000
              Dot TV                              11/01/2000            3,000,000
              Nea X Ltd.                          10/26/2000              191,555
                                                  01/04/2001               95,777
                                                  07/27/2001               47,889
                                                  09/26/2001               95,777
              See Commerce                        04/05/2001            1,499,997
              Tech Farm Ventures                  12/19/2000              250,000
                                                  04/25/2001              250,000
                                                  07/27/2001              250,000
                                                  10/25/2001              250,000
              Telesoft Corporation                03/16/2001              278,897
              Trident Capital Finance Inc.        10/18/2001              200,000



+    Non-income producing security.
++   Affiliated security.



                       See Notes to Financial Statements

         Munder @Vantage Fund
              Statement of Assets and Liabilities, December 31, 2001 (Unaudited)
         -----------------------------------------------------------------------


ASSETS:
Investments at value: (Cost $74,799,371)
    See accompanying schedules:
       Securities of unaffiliated issuers...............................................                $     39,235,223
       Securities of affiliated issuers.................................................                         250,739
       Repurchase agreements............................................................                      10,416,000
                                                                                                        ----------------
Total Investments.......................................................................                      49,901,962
Cash....................................................................................                             767
Receivable for investment securities sold...............................................                         809,222
Receivable from investment advisor......................................................                          11,843
Interest receivable.....................................................................                             448
                                                                                                        ----------------
    Total Assets........................................................................                      50,724,242
                                                                                                        ----------------

LIABILITIES:

Payable for investment securities purchased.............................................                       1,251,339
Investment advisory fee payable.........................................................                          74,654
Transfer agent fee payable..............................................................                          48,544
Distribution fees payable...............................................................                          19,787
Accrued Trustees' fees and expenses.....................................................                          15,556
Custodian fees payable..................................................................                           4,873
Administration fee payable..............................................................                           4,221
Accrued expenses and other payables.....................................................                          38,348
                                                                                                        ----------------
    Total Liabilities...................................................................                       1,457,322
                                                                                                        ----------------

NET ASSETS..............................................................................                $     49,266,920
                                                                                                        ================


NET ASSETS consist of:
Accumulated net investment loss.........................................................                        (371,062)
Accumulated net realized loss on investments sold.......................................                     (82,726,867)
Net unrealized depreciation of investments..............................................                     (24,897,409)
Par value...............................................................................                           5,906
Paid-in capital in excess of par value..................................................                     157,256,352
                                                                                                        ----------------
Total Net Assets........................................................................                $     49,266,920
                                                                                                        ================

NET ASSET VALUE
    ($49,266,920 / 5,906,153 shares of common stock outstanding)........................                $           8.34
                                                                                                        ================

                       See Notes to Financial Statements

         Munder @Vantage Fund
             Statement of Operations, Period Ended December 31, 2001 (Unaudited)
         -----------------------------------------------------------------------



INVESTMENT INCOME:
Interest................................................................................                $        203,782
Dividends...............................................................................                         141,074
                                                                                                        ----------------
    Total Investment Income.............................................................                         344,856
                                                                                                        ----------------

EXPENSES:
Investment advisory fee.................................................................                         477,164
Transfer agent fees.....................................................................                         146,742
Shareholder servicing fees..............................................................                         119,291
Administration fee......................................................................                          26,960
Accrued Trustees' fees and expenses.....................................................                          24,263
Legal and audit fees....................................................................                          15,984
Custodian fees..........................................................................                           7,439
Other...................................................................................                          10,688
                                                                                                        ----------------
       Total Expenses...................................................................                         828,531
                                                                                                        ----------------
Expenses reimbursed by investment advisor...............................................                        (112,613)
                                                                                                        -----------------
            Net Expenses................................................................                         715,918
                                                                                                        ----------------

NET INVESTMENT LOSS.....................................................................                        (371,062)
                                                                                                        -----------------


NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss from security transactions............................................                     (11,141,715)
Net change in unrealized appreciation/(depreciation) of securities......................                      (4,409,925)
                                                                                                        -----------------
Net realized and unrealized loss on investments.........................................                     (15,551,640)
                                                                                                        -----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS....................................                $    (15,922,702)
                                                                                                        ================








                       See Notes to Financial Statements

               Munder @Vantage Fund
                      Statements of Changes in Net Assets
              ------------------------------------------------------------------

                                                                                            PERIOD ENDED
                                                                                              12/31/01        PERIOD ENDED
                                                                                            (UNAUDITED)        6/30/01(a)
                                                                                        -----------------   ---------------


Net investment loss...................................................................    $    (371,062)    $    (731,349)
Net realized loss on investments sold.................................................      (11,141,715)      (71,585,152)
Net change in unrealized appreciation/(depreciation) of investments ..................       (4,409,925)      (20,487,484)
                                                                                          --------------    --------------
Net decrease in net assets resulting from operations..................................      (15,922,702)      (92,803,985)

Net increase/(decrease) in net assets from Fund share transactions....................       (6,435,304)      164,428,911
                                                                                          --------------    --------------


Net increase/(decrease) in net assets.................................................      (22,358,006)       71,624,926

NET ASSETS:
Beginning of period...................................................................       71,624,926                --
                                                                                          --------------    --------------


End of period.........................................................................    $  49,266,920        71,624,926
                                                                                          ==============    ==============

Accumulated net investment loss.......................................................    $    (371,062)    $          --
                                                                                          ==============    ==============





---------------------
(a) The Munder @Vantage Fund commenced operations on October 17, 2000.



                       See Notes to Financial Statements

      Munder @Vantage Fund (a)
            Financial Highlights, For a Share Outstanding Throughout Each Period
      --------------------------------------------------------------------------

                                                                                       PERIOD
                                                                                       ENDED              PERIOD
                                                                                      12/31/01            ENDED
                                                                                      (UNAUDITED)        6/30/01
                                                                               ---------------------------------

Net asset value, beginning of period...............................................   $ 10.65            $ 24.00
                                                                                      --------           --------
LOSS FROM INVESTMENT OPERATIONS:
Net investment loss................................................................     (0.06)             (0.11)
Net realized and unrealized loss on investments....................................     (2.25)            (13.15)
                                                                                      --------           --------
Total from investment operations...................................................     (2.31)            (13.26)
                                                                                      --------           --------
DECREASE FROM INVESTMENT OPERATIONS:
Offering costs.....................................................................         -              (0.09)
                                                                                      --------           --------
Net decrease in net asset value....................................................     (2.31)            (13.35)
                                                                                      --------           --------
Net asset value, end of period.....................................................   $  8.34            $ 10.65
                                                                                      ========           ========
TOTAL RETURN (b)...................................................................    (21.69)%           (55.63)%
                                                                                      ========           ========

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............................................   $49,267            $71,625
Ratio of operating expenses to average net assets..................................      3.00 % (c)         3.00 % (c)
Ratio of net investment loss to average net assets.................................     (1.56)% (c)        (1.03)% (c)
Portfolio turnover rate............................................................        33%                95%
Ratio of operating expenses to average net assets
     without expenses reimbursed...................................................      3.47%  (c)         3.15%  (c)


---------
(a)   The Munder @Vantage Fund commenced operations on October 17, 2000.
(b)   Total return represents aggregate total return for the period indicated.
(c)   Annualized.


                       See Notes to Financial Statements

           Munder @Vantage Fund
               Notes to Financial Statements, December 31, 2001 (Unaudited)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder @Vantage Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company, and was organized as a Delaware business trust on April 7, 2000. The Fund commenced operations on October 17, 2000.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Board of Trustees. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Trustees determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Forward Foreign Currency Exchange Contracts: The Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. The Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the current exchange rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Futures Contracts: The Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

           Munder @Vantage Fund
               Notes to Financial Statements, December 31, 2001 (Unaudited)
                        (Continued)

     Options: The Fund may write put or call options on securities it owns or has the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

     When the Fund purchases an option, the premium paid by the Fund is recorded as an asset. When the Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will recognize a gain if the premium received by the Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by the Fund expires on its stipulated expiration date, the Fund realizes a gain equal to the net premium received for the option. When the Fund enters into a closing purchase transaction on an option written by it, the Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by the Fund.

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: The Fund may lend portfolio securities, up to 10% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. This income, if any, is reflected as Securities Lending income in the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. The Fund instructs the custodian to segregate assets in a separate account with a current value at least equal to the amount of its when-issued purchase commitments.

     Dividends and Distributions to Shareholders: Dividends from net investment income and net realized capital gains (including net short-term capital gains), if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date.

           Munder @Vantage Fund
               Notes to Financial Statements, December 31, 2001 (Unaudited)
                      (Continued)


     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

     Federal Income Taxes: The Fund intends to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2.   INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive a fee, computed daily and payable monthly, at an annual rate of 2.00% of the value of the Fund's average daily net assets.

     The Advisor voluntarily agreed to reimburse certain operating expenses exceeding 0.50% of average net assets of the Fund. Reimbursement under this agreement totaled $112,613.

     Each Trustee of the Fund is paid an annual retainer of $4,000 plus out-of-pocket expenses related to such attendance at Board and Committee meetings. Each Director/Trustee of The Munder Funds, Inc., The Munder Funds Trust, The Munder Framlington Funds Trust and St. Clair Funds, Inc. is paid an aggregate fee for services provided as a Board member. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such services. No officer, director or employee of the Advisor or Comerica, Inc. ("Comerica") receives any compensation from the Fund. Comerica, through its wholly owned subsidiary Comerica Bank, owns approximately 94% of the Advisor.

3.   SHAREHOLDER SERVICING PLAN

     The Fund has a Shareholder Servicing Plan (the "Plan") under which the Fund pays brokers and dealers a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such brokers or dealers.

     Comerica Bank is among the Service Organizations who receive fees from the Fund under the Plan. For the period ended December 31, 2001, the Fund paid $76 to Comerica Bank for shareholder services provided to shareholders.

4.   SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $16,614,708 and $11,928,908, respectively, for the period ended December 31, 2001.

     At December 31, 2001, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $1,830,803 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $26,768,067.

           Munder @Vantage Fund
               Notes to Financial Statements, December 31, 2001 (Unaudited)
                      (Continued)



5.   TRANSACTIONS WITH AFFILIATED COMPANIES

     An affiliated company is a company in which the fund has ownership of at least 5% of the outstanding voting securities. At December 31, 2001, the Fund held the following affiliated security:

                                                 PURCHASED                   SOLD
                                                 ---------                   ----
                             VALUE AT                                                         VALUE AT     REALIZED
       AFFILIATE             6/30/01         COST        SHARES       COST        SHARES      12/31/01       LOSS
       ---------             -------         ----        ------       ----        ------      --------       ----

     See Commerce........     $1,500,000        -           -            -            -       $250,739          -


6.   COMMON STOCK

     At December 31, 2001, the Fund is authorized to issue an unlimited number of $0.01 par value shares of beneficial interest.

     Each quarter, the Fund offers to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due at current net asset value. The Fund's Board of Trustees may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

     Quarterly repurchase offers commence each January, April, July, and October; and will be completed in the following month.

     Changes in common stock for the Fund were as follows:


                                                      PERIOD ENDED                         PERIOD ENDED
                                                        12/31/01                           6/30/01 (a)
                                             --------------------------------     -------------------------------
                                                       SHARES         AMOUNT             SHARES           AMOUNT
                                                       ------         ------             ------           ------


     Sold....................................              -              -          7,057,777     $168,739,903  (b)
     Redeemed................................       (816,223)   $(6,435,304)          (335,401)      (4,310,992)
                                                    ---------   ------------         ----------    -------------
     Net decrease............................       (816,223)   $(6,435,304)         6,722,376     $164,428,911
                                                    =========   ============         ==========    =============



(a)      The Munder @Vantage Fund commenced operations on October 17, 2000.
(b)      Net of offering costs of $643,601.

7.   INDUSTRY CONCENTRATION

     The Fund intends to invest at least 65% of its total net assets in equity securities of U.S. and non-U.S. companies considered by the Advisor to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

     The Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an IPO within a period of several months to several years form the time the Fund makes its investment. These companies are referred to as venture capital companies. Venture capital companies represent highly speculative investments by the Fund. The Fund may also invest up to 20% of its total assets in securities of private investment funds that invest primarily in venture capital companies.

         Munder @Vantage Fund
               Notes to Financial Statements, December 31, 2001 (Unaudited)
                      (Continued)


8.   REVOLVING LINE OF CREDIT

     Effective December 19, 2001, the Munder Funds renewed a one-year revolving line of credit with State Street Bank and Trust Company in which the Fund, and other funds managed by the Advisor, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 5% of the value of the Fund's total assets. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum through December 18, 2001 and 0.10% per annum through December 19, 2002 on the daily amount of the unused commitment. During the period ended December 31, 2001, the Fund did not utilize the revolving line of credit and total commitment fees were $364.

9.   DEBT COMMITMENTS

     The Fund invests in certain private placements which may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At December 31, 2001, the Fund has a total commitment to contribute $7,487,500 to various issuers when and if required.

                                                           THE MUNDER @VANTAGE
                                                           FUND

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan
            Arthur T. Porter
OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Melanie Mayo West, Assistant Secretary
            Cherie N. Ugorowski, Treasurer
            David W. Rumph, Assistant Treasurer
            Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009
TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581
ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110
LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006
INDEPENDENT AUDITORS
            Ernst & Young LLP
            200 Clarendon Street
            Boston, MA 02116

SANN@VAN1201

INVESTMENT ADVISOR: Munder Capital Management